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                                Exhibit 10.10(d)
                 FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                 -----------------------------------------------

         This Fourth Amendment to Loan and Security Agreement (the "Fourth Amendment") is made as of this ___ day of March, 2000 by and between

                  Fleet Retail Finance Inc., formerly known as BankBoston Retail Finance Inc. (in such capacity, herein the "Agent"), a Delaware corporation with offices at 40 Broad Street, Boston, Massachusetts 02109, as agent for the ratable benefit of the "Lenders", who are party to the Agreement (defined below)

                  and

                  Back Bay Capital Funding LLC, a Delaware Limited Liability Company with offices at 40 Broad Street, Boston, Massachusetts 02109 (the "Term Lender")

                  and

                  Drug Emporium, Inc. (hereinafter, the "Borrower"), a Delaware corporation with its principal executive offices at 155 Hidden Ravines Drive, Powell, Ohio 43065 in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                              W I T N E S S E T H:

         WHEREAS, on October 28, 1998 the Agent, the Lenders and the Borrower entered in a certain Loan and Security Agreement, as amended by a First Amendment to Loan and Security Agreement dated May 11, 1999 a Second Amendment to Loan and Security Agreement dated September __, 1999, and a Third Amendment to Loan and Security Agreement dated December 10, 1999 (the "Agreement"); and

         WHEREAS, the Borrower, the Agent, and the Lenders desire to amend certain of the provisions of the Agreement to include a Term Loan in the amount of $7,500,000.00 to be funded by the Term Lender;

         NOW, THEREFORE, it is hereby agreed among the Agent, the Lenders, the Term Lender, and the Borrower as follows:

         1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.


                                      -1B

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         2. Amendment to Article 1. Article 1 of the Loan Agreement is hereby amended by the addition of the following defined terms:

         "APPRAISED INVENTORY LIQUIDATION VALUE": The product of (a) the Cost of
                  Acceptable Inventory (net of Inventory Reserves) multiplied by
                  (b) that percentage determined by the then most recent appraisal of the Borrower"s Inventory undertaken at the request of the Agent as reflecting that appraiser's estimate of the net realization on the liquidation of the Borrower"s Inventory expressed as a percent of the Cost of Acceptable Inventory.

         "BASELINE COVENANT BREACH": For three (3) consecutive days,
                  (A) The aggregate of (i) the unpaid principal balance of the Loan Account plus (ii) Availability Reserves plus
                           (iii) the Stated Amount of all then outstanding L/C's, plus (iv) the then unpaid principal balance of the Term Loan exceeds
                  (B)      the lesser of
                           (i) 63% of the Cost of Acceptable Inventory, or
                           (ii) 94% of the Appraised Inventory Liquidation Value
                  plus
                  (C) 80% of the face amount of Acceptable Accounts (net of A/R Reserves).

         "CURRENT PAY INTEREST": Is defined in Section 2(A)-4(a)(i).

         "E-COMMERCE SALE": The sale of all or substantially all of the assets of the assets of or Borrower"s equity interest in E-Commerce.

         "PIK INTEREST": Defined in Section 2(A)-4(a)(ii).

         "TERM LENDER": Defined in the Preamble.

         "TERM LOAN": Defined in Section 2A-1.

         "TERM LOAN COMMITMENT FEE": Described in Section 2A-5.

         "TERM LOAN EARLY TERMINATION FEE": Defined in Section 2A-3.

         "TERM LOAN FEES": The Term Loan Commitment Fee, the Term Loan Early
                  Termination Fee, and all other fees (such as a fee (if any) on account of the execution of an amendment of any Loan Document) payable by the Borrower in respect of the Term Loan other than any amount payable to an Agent as reimbursement for any cost or expense incurred by the Agent on account of the discharge of the Agent's duties under the Loan Documents.

         "TERM LOAN MATURITY DATE": One (1) year from the date of this Agreement.

         "TERM NOTE": Defined in Section 2A-2.


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         3. Amendments to Article 1. The following definitions in Article 1 of the Loan Agreement are hereby amended to read as follows:


         "FIXED CHARGE RATIO": The decimal equivalent (determined on a trailing/rolling 12 month basis) of a fraction, the numerator of which is the result of EBITDA minus cash outlays on account of capital expenditures and the denominator of which is the aggregate of cash payments of: interest, principal (inclusive of any principal payments made to the Term Lender less any amounts deemed capital expenditures for the purpose of the calculation of the numerator above), capital leases, income taxes, dividends, and capital stock repurchases.


         "LENDER":Collectively and each individually, each Revolving Credit
                  Lender and the Term Lender, except that all references to the "Lenders" in Article 2 of the Loan Agreement (exclusive of
                  Article 2A) mean and refer to the Revolving Credit Lenders.

         4. Amendment to Article 2. Article 2 of the Loan Agreement is hereby amended by the addition of the following Article 2A:

         Article 2A.       The Term Loan:

         2A-1.             Commitment to Make Term Loan.

                  (1) Subject to satisfaction of all conditions precedent by on or prior to the date of this Agreement, the Borrower shall borrow from the Term Lender and the Term Lender shall lend to the Borrower the sum of $7,500,000.00 (the "TERM LOAN"), repayable with interest as provided herein.

                  (2) The proceeds of the Term Loan shall be used to provide working capital support for E-Commerce and for general working capital purposes.

         2A-2. The Term Note. The obligation to repay the Term Loan, with interest as provided herein, shall be evidenced by a Note (the "TERM NOTE") in the form of EXHIBIT 2A-2, annexed hereto, executed by the Borrower. Neither the original nor a copy of the Term Note shall be required, however, to establish or prove any Liability. In the event that the Term Note is ever lost, mutilated, or destroyed, the Borrower shall execute a replacement thereof and deliver such replacement to the Agent.

                                      -3B

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         2A-3.    Payment of Principal of the Term Loan.

                  (3) Except as provided in Section 2A-3(b), the Borrowers may not repay all or any portion of the principal balance of the Term Loan prior to the repayment in full of all Liabilities under the Revolving Credit and the termination of any obligation, under the Revolving Credit, of the Agent, or any Working Capital Lender to make any loans or to provide any financial accommodations.

                  (4) The Term Loan may be repaid as follows:
                           (1) On the Term Loan Maturity Date or earlier at the
                  Borrower"s option, at any time after the sale of E-Commerce, provided that in either event each of the following conditions is met:
                                    (1) Availability, immediately following the
                           making of such prepayment, is not less than $25 Million.
                                    (2) The Agent shall have been provided with
                           the following:
                                             (1) A Certificate of the Borrower's
                                    President or Chief Financial Officer that, with the exception of those accounts which are the subject of a good faith dispute, all accounts payable by the Borrower are within usual and customary trade terms.
                                             (2) A forecast, prepared in a
                                    manner which is consistent with those
                                    previously provided to the Agent, which
                                    reflects that Availability, for the shorter of the then next 12 months or the period through the Maturity Date will not be less than $15 Million.
                                    (3) EBITDA for the then most recent 12 month
                           period, shall not be less than $12 Million, excluding E-Commerce for the entire period if E-Commerce was sold at the time of calculation, or $5 Million if E-Commerce was not sold at the time of calculation.
                                    (4) No Suspension Event is then extant and
                           no Event of Default shall have occurred or will occur by reason of the making of such prepayment.

                  (5) The Borrower shall pay the Agent, for the account of the Term Lender, the "TERM LOAN EARLY TERMINATION FEE" (so referred to herein) equal to $750,000.00 less the

                                      -4B

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         Commitment Fee, and all paid and accrued and unpaid (but only if paid when due and payable) Current Pay Interest, and PIK Interest (but only if paid when due and payable), not to be less than $0.

                  (6) The Borrower shall repay the then entire unpaid balance of the Term Loan and all accrued and unpaid interest and fees thereon on or before the earlier of (i) the Term Loan Maturity Date, or (ii) the Termination Date.

         2A-4.    Interest On The Term Loan.

                  (7) The unpaid principal balance of the Term Loan shall bear interest, until repaid, fixed at 14% per annum, payable as follows:

                           (1) Interest on the unpaid principal balance of the
                  Term Loan, equal to 11.5% per annum ("CURRENT PAY INTEREST") shall be payable monthly in arrears, on the first day of each month, and on the Maturity Date.

                           (2) Accrued Interest on the unpaid principal balance
                  of the Term Loan, equal to 2.5% per annum ("PIK INTEREST") , shall be added to the then unpaid principal balance of the Term Note quarterly, on the first day of each April, July, October, and January hereafter.

                  (8) Following the occurrence of any Event of Default (and whether or not Acceleration has taken place), at the direction of the Term Lender, Current Pay Interest shall be 13.5% per annum and PIK Interest shall remain at 2.5% per annum.

         2A-5. Term Loan Commitment Fee. As compensation for the Term Lender's having committed to make the Term Loan, the Term Lender has earned the Term Loan Commitment Fee of $225,000.00, payable at closing.

         2A-6. Payments On Account of Term Loan. The Borrower authorizes the Agent to determine and to pay over directly to the Term Loan Lender any and all amounts due and payable from time to time under or on account of the Term Loan as advances under the Revolving Credit it being understood, however, that the authorization of the Agent provided in this Section 2A-6 shall

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not excuse the Borrower from fulfilling its obligations to the Term Lender on account of the Term Loan nor place any obligation on the Agent to do so. The Agent shall provide prompt advice to the Borrower of any amount which is so paid over by the Agent to the Term Lender pursuant to this Section 2A-6.

         5. Amendment to Article 5. Article 5 of the Loan Agreement is hereby amended by the addition of the following Section 5-13:

                  5-13. Inventory. The value of the Borrower"s Inventory calculated at Cost shall at all times be equal to or greater than $140,000,000.00.

         6. Revisions to Exhibits. Exhibit 2-21 (Acceptable Voting Rights) and
Exhibit 5-4 (Borrowing Base Certificate) are hereby replaced with Exhibit 2-21 and Exhibit 5-4 annexed hereto.

         7. Ratification of Loan Documents. Except as provided herein, all terms and conditions of the Agreement and of the other Loan Documents remain in full force and effect. Furthermore, except as provided herein, all warranties and representations made in the Agreement and in the other Loan Documents remain in full force and effect. The Borrower hereby ratifies and confirms that the grant of security interest set forth in Article 8 of the Loan Agreement is intended to constitute a grant of security interest in favor of the Agent on behalf of all Lenders, including, without limitation, the Term Lender.

         8. Conditions to Effectiveness. This Fourth Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent and the Lenders:

                  (1) This Fourth Amendment shall have been duly executed and delivered by the respective parties hereto.

                  (2) No Suspension Event shall have occurred and be continuing.

                  (3) The Borrower shall have provided such additional instruments and documents to the Agent as the Agent and the Agent's counsel may have reasonably requested.

                  (4) The Agent shall promptly notify the Borrower when such conditions are satisfied.

                  (5) The Borrower shall have paid to the Agent for the account of the Term Lender, the Term Loan Commitment Fee.

                                      -6B

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         9. Miscellaneous.

                  (1) This Fourth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

                  (2) This Fourth Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

                  (3) Any determination that any provision of this Fourth Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Fourth Amendment.

                  (4) The Borrower shall pay on demand all costs and expenses of the Agent, including, without limitation, reasonable attorneys' fees, in connection with the preparation, negotiation, execution and delivery of this Fourth Amendment.

                  (5) The Borrower warrants and represents that the Borrower has consulted with independent legal counsel of the Borrower's selection in connection with this Fourth Amendment and is not relying on any representations or warranties of any Lender or the Agent or their respective counsel in entering into this Fourth Amendment.

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         IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to
Loan and Security Agreement to be executed by their duly authorized officers as a sealed instrument as of the date first above written.

                                        DRUG EMPORIUM, INC.
                                                       ("Borrower")

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________


                                        FLEET RETAIL FINANCE INC.
                                                             ("Agent")


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________


                                  The "LENDERS"

                                        FLEET RETAIL FINANCE INC.


                                       By:______________________________________

                               Print Name:______________________________________

                                    Title:______________________________________

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                                        NATIONAL CITY COMMERCIAL FINANCE, INC.


                                       By:______________________________________

                               Print Name:______________________________________

                                    Title:______________________________________

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                                        AMERICAN NATIONAL BANK AND
                                        TRUST COMPANY OF CHICAGO


                                       By:______________________________________

                               Print Name:______________________________________

                                    Title:______________________________________


                                        LASALLE BUSINESS CREDIT, INC.


                                       By:______________________________________

                               Print Name:______________________________________

                                    Title:______________________________________


                                        BACK BAY CAPITAL FUNDING LLC


                                       By:______________________________________

                               Print Name:______________________________________

                                    Title:______________________________________


                                      -10B